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                                SOLECTRON CORPORATION

                              (a California corporation)

                                     $200,000,000
                          6% Convertible Subordinated Notes
                                       Due 2006
                                  PURCHASE AGREEMENT

                                                               February 15, 1996

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
MORGAN STANLEY & CO. INCORPORATED
HAMBRECHT & QUIST LLC
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York  10281-1305

Ladies and Gentlemen:

       Solectron Corporation, a California corporation (the "Company") confirms its agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other Initial Purchasers named in Schedule A hereto (collectively, the "Initial Purchasers") with respect to the sale by the Company and the purchase by the Initial Purchasers, acting severally and not jointly, of the respective principal amounts set forth in Schedule A, of $200,000,000 aggregate principal amount of its 6% Convertible Subordinated Notes due 2006 (the "Notes") and with respect to the grant by the Company to the Initial Purchasers of the option described in Section 2(b) hereof to purchase all or any part of an additional $30,000,000 aggregate principal amount of its Notes solely to cover over-allotments. The aforesaid $200,000,000 aggregate principal amount of Notes (the "Initial Securities") to be purchased by the Initial Purchasers and all or any part of the $30,000,000 aggregate principal amount of the Notes subject to the over-allotment option described in Section 2(b) hereof (the "Option Securities") are collectively referred to herein as the "Securities." The Securities are to be issued pursuant to an indenture to be dated as of February 15, 1996 (the "Indenture") between the Company and State Street Bank and Trust Company, a national banking association, as trustee (the "Trustee").

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       The Securities are convertible into shares of Common Stock, no par value, of the Company (the "Common Stock"), at any time after 60 days following the latest date of the original issuance thereof and before the close of business on the maturity date of the Securities. Securities issued in book-entry form will be issued to Cede & Co. as nominee of The Depository Trust Company ("DTC") pursuant to a letter agreement, to be dated as of the Closing Time (as defined in Section 2(b)), among the Company, the Trustee and DTC.

       The Company understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers ("Subsequent Purchasers") at any time after the date of this Agreement. The Securities are to be offered and sold through the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors that acquire Securities may only resell or otherwise transfer such Securities if such Securities are hereafter registered under the 1933 Act or if an exemption from the registration requirements of the 1933 Act is available (including the exemption afforded by Rule 144A ("Rule 144A") or Regulation S ("Regulation S") of the rules and regulations promulgated under the 1933 Act by the Securities and Exchange Commission (the "Commission")).

       The Company has prepared and delivered to each Initial Purchaser copies of a preliminary offering memorandum dated February 7, 1996 (the "Preliminary Offering Memorandum") and has prepared and will deliver to each Initial Purchaser, on the date hereof, copies of a final offering memorandum dated February 15, 1996 (the "Final Offering Memorandum"), each to be used by such Initial Purchaser in connection with its solicitation of purchases of, or offering of, the Securities. "Offering Memorandum" means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum (whether the Preliminary Offering Memorandum or the Final Offering Memorandum, or any amendment or supplement to either such document), including exhibits thereto and any documents incorporated therein by reference, which has been prepared and delivered by the Company to the Initial Purchasers in connection with their solicitation of purchases of, or offering of, the Securities.

       All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "stated" or "described" in the Offering Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Offering Memorandum; and all references in this Agreement to amendments or supplements to the Offering Memorandum shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is incorporated by reference in the Offering Memorandum.

       Section 1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to each Initial Purchaser as of the date hereof and as of the Closing Time and agrees with each Initial Purchaser as follows:

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              (a)      The Offering Memorandum does not, and at the Closing
Time referred to in Section 2 will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representation and warranty in this subsection shall not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser expressly for use in the Offering Memorandum.

              (b) The accountants who certified the financial statements and supporting schedules included in the Offering Memorandum are independent public accountants with respect to the Company and its subsidiaries within the meaning of Regulation S-X under the 1933 Act.

              (c) The financial statements included in the Offering Memorandum present fairly the financial position of the Company and its consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included in the Offering Memorandum present fairly the information required to be stated therein.

              (d) Since the respective dates as of which information is given in the Offering Memorandum, except as otherwise stated or contemplated therein, (i) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

              (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of California with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

              (f) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether

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by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

              (g) The authorized, issued and outstanding capital stock of the Company is as set forth in the Offering Memorandum under "Capitalization" (except for subsequent issuances, if any, pursuant to reservations, agreements, employee benefit plans or the exercise of convertible securities referred to in the Offering Memorandum); the shares of issued and outstanding Common Stock set forth thereunder have been duly authorized and validly issued and are fully paid and non-assessable; the Common Stock conforms to all statements relating thereto contained in the Offering Memorandum; and the issuance of the Securities is not subject to preemptive or other similar rights.

              (h) Except as disclosed in the Offering Memorandum, neither the Company nor any of its subsidiaries is in violation of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, which default or violation would have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or would, either immediately or with the passage of time, allow any material indebtedness of the Company to be accelerated; and the execution, delivery and performance of this Agreement, the Indenture and the Registration Rights Agreement dated as of February 15, 1996 among the Company and the Initial Purchasers (the "Registration Rights Agreement") and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action and, except as disclosed in the Offering Memorandum, will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or bylaws of the Company or any of its subsidiaries or any applicable law, administrative regulation or administrative or court decree.

              (i) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors which, in either case, might be expected to result in any material adverse

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change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

              (j) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which is required to be disclosed in the Offering Memorandum (other than as disclosed therein), or which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or which might materially and adversely affect the properties or assets thereof or which might materially and adversely affect the consummation of this Agreement or the acquisition of the custom manufacturing service business of Texas Instruments Incorporated as described in the Offering Memorandum; all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Offering Memorandum, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material to the Company and its subsidiaries considered as one enterprise; and there are no contracts or documents of the Company or any of its subsidiaries which are required by the 1934 Act or by the rules and regulations of the Commission thereunder (the "1934 Act Regulations") to be filed or incorporated by reference as exhibits to the documents incorporated by reference into the Offering Memorandum which have not been so filed or incorporated by reference.

              (k) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names presently employed by them in connection with the business now operated by them which, if the Company or its subsidiaries did not so own or possess or could not so acquire, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

              (l) No authorization, approval or consent of any court or governmental authority or agency on the part of the Company is necessary in connection with the sale of the Securities hereunder or the consummation by the Company of any of the other transactions contemplated hereby.

              (m) The Company and its subsidiaries possess such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, and neither the Company nor any of its subsidiaries has

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received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

              (n) Gibraltar Drive Associates (the "Partnership") is a duly formed and validly existing limited partnership, and the Company is a limited partner, and not a general partner, of the Partnership.

              (o) The Securities have been duly authorized, and, at the Closing Time, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor specified herein, will be duly issued and will constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject as to enforcement (i) to bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance and other laws of general applicability relating to or affecting creditors' rights and (ii) to general principles of equity whether such enforcement is considered in a proceeding in equity or at law and, except as set forth above, will be entitled to the benefits of the Indenture.

              (p) The shares of Common Stock issuable upon conversion of the Securities have been duly authorized and validly reserved for issuance upon such conversion, and such shares, when issued and delivered upon such conversion in the manner provided for in the Indenture, will be validly issued, fully paid and non-assessable; and the issuance of such shares upon such conversion will not be subject to preemptive or other similar rights.

              (q) Each of the Indenture and the Registration Rights Agreement has been duly authorized and, when executed and delivered by the Company (assuming the due authorization, execution and delivery thereof by the other parties thereto), will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject as to enforcement (i) to bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance and other laws of general applicability relating to or affecting creditors' rights, (ii) to general principles of equity, whether such enforcement is considered in a proceeding in equity or at law and (iii) to the possible unenforceability of the rights to indemnity and contribution thereunder insofar as they may be limited by federal or state securities laws or the policies underlying such laws.

              (r) This Agreement has been duly authorized, executed and delivered by the Company.

              (s) The Company has not, directly or indirectly, solicited any offer to buy or offered to sell, and will not, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with

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the sale of the Securities in a manner that would require the Securities to be registered under the 1933 Act.

              (t) The Offering Memorandum as delivered from time to time shall incorporate by reference the most recent Annual Report of the Company on Form 10-K filed with the Commission and each Quarterly Report of the Company on Form 10-Q and each Current Report of the Company on Form 8-K filed with the Commission since the filing of the then most recent Annual Report of the Company on Form 10-K. The documents incorporated or deemed to be incorporated by reference in the Offering Memorandum at the time they were or hereafter are filed with the Commission complied and will comply in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations, and, when read together with the other information in the Offering Memorandum, at the date of the Offering Memorandum and at the Closing Time, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              (u) The Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder or is exempt therefrom.

              (v) The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Time, of the same class as securities listed on a national securities exchange registered under Section 6 of the 1934 Act, or quoted in a U.S. automated interdealer quotation system.

              (w) None of the Company, its affiliates (as defined in Rule 501(b) under the 1933 Act) or any person (other than the Initial Purchasers and their respective affiliates, as to whom the Company makes no representation) acting on its behalf has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act.

              (x) Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2 and the procedures set forth in Section 6 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the 1933 Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "1939 Act").

              (y) With respect to those Securities sold in reliance on Regulation S, (A) none of the Company, its affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) has engaged or will engage in any directed selling efforts as that term is defined in Regulation S and (B) each of the Company and its affiliates and any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) has complied and will comply with the offering restrictions requirement of Regulation S.

       Any certificate designated as such and signed by any officer of the Company and delivered to the Initial Purchasers or to counsel for the Initial Purchasers pursuant to Section 5 shall be deemed a representation and warranty by the Company to the Initial Purchasers as to the matters covered thereby.

       Section 2.  SALE AND DELIVERY TO INITIAL PURCHASERS; CLOSING.

              (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Initial Purchaser, severally and not jointly, and each Initial Purchaser, severally and not jointly, agrees to purchase from the Company, at the price set forth in Schedule B, the aggregate principal amount of Securities set forth in Schedule A opposite the name of such Initial Purchaser.

              (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Initial Purchasers, to purchase from it any or all of the Option Securities at the same price as is to be paid by the Initial Purchasers for the Initial Securities plus, in the case of the Option Securities, accrued interest, if any, from the Closing Time to the Date of Delivery (as defined below). The option hereby granted will expire thirty (30) days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Initial Purchasers to the Company setting forth the number of Option Securities as to which the Initial Purchasers are then exercising the option and the time, date and place of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Initial Purchasers but shall not be later than seven (7) full business days after the exercise of said option, nor in any event prior to Closing Time (as hereinafter defined) unless otherwise agreed upon by the Initial Purchasers and the Company. If the option is exercised as to all or a portion of the Option Securities, the Initial Purchasers, acting severally and not jointly, shall purchase that proportion of the total principal amount of Option Securities then being purchased which the principal amount of Initial Securities set forth in Schedule A opposite the name of such Initial Purchaser bears to the total principal amount of Initial Securities.

              (c) Delivery of the Initial Securities shall be made at the offices of Merrill Lynch in New York City and payment of the purchase price for the Initial Securities shall be made at the offices of Wilson, Sonsini, Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304, or in each case at such other place as shall be agreed upon by the Initial Purchasers and the Company, at 7:00 a.m. on the fourth business day following the date hereof, or such other time not later than ten (10) business days after such date as shall be agreed upon by the Initial Purchasers and the Company (such time and date of payment and delivery being herein called "Closing Time"). In addition, in the event that any or all of the Option Securities are purchased by the Initial Purchasers,

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delivery of such Option Securities and payment of the purchase price for such
Option Securities shall be made at the above-mentioned of offices of Merrill Lynch and Wilson, Sonsini, Goodrich & Rosati, respectively, or in each case at such other place as shall be mutually agreed upon by the Initial Purchasers and the Company, on each Date of Delivery as specified in the notice from the Initial Purchasers to the Company. Payment shall be made to the Company by certified or official bank check drawn in New York Clearing House funds or similar next day funds payable to the order of the Company, against delivery to the Initial Purchasers of certificates for the Securities to be purchased by them. Certificates for the Initial Securities, and the Option Securities, if any, shall be in such denominations and registered in such names as the Initial Purchasers may request in writing at least two (2) business days before Closing Time or the Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities will be made available for examination and packaging by the Initial Purchasers not later than 10:00 a.m. (New York time) on the last business day prior to Closing Time or the Date of Delivery, as the case may be, at the offices of the Trustee or its agent in New York City.

              (d) Each Initial Purchaser, severally and not jointly, hereby represents and warrants to, and agrees with, the Company that it (i) is a "qualified institutional buyer" within the meaning of Rule 144A under the 1933 Act (a "Qualified Institutional Buyer") and an "accredited investor" within the meaning of Regulation D under the 1933 Act (an "Accredited Investor"); (ii) has not and will not solicit offers for, or offer or sell, Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under Regulation D under the 1933 Act; and (iii) will otherwise act in accordance with the terms and conditions set forth in this Agreement, including
Section 6 hereof, and in the section entitled "Transfer Restrictions" in the Offering Memorandum in connection with the placement of the Securities contemplated hereby.

       SECTION 3. COVENANTS OF THE COMPANY. The Company covenants with the Initial Purchasers as follows:

              (a) The Company, as promptly as possible, will furnish to each Initial Purchaser, without charge, such number of copies of the Preliminary Offering Memorandum, the Final Offering Memorandum and any amendments and supplements thereto and documents incorporated by reference therein as such Initial Purchaser may reasonably request.

              (b) The Company will immediately notify each Initial Purchaser, and confirm such notice in writing, of (x) any filing made by the Company of information relating to the offering of the Securities with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and (y) prior to the completion of the placement of the Securities by the Initial Purchasers as evidenced by a notice in writing from the Initial Purchasers to the Company, any material changes in or affecting the earnings, business affairs or business prospects of the Company and its subsidiaries which (i) make any statement in the Offering Memorandum false or misleading in any material respect or (ii) if not disclosed in the Offering Memorandum, would constitute a material omission therefrom. In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of the Company, its counsel, the Initial Purchasers or counsel for the Initial

Purchasers, to amend or supplement the Final Offering Memorandum in order that the Final Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Company will forthwith amend or supplement the Final Offering Memorandum by preparing and furnishing to each Initial Purchaser an amendment or amendments of, or a supplement or supplements to, the Final Offering Memorandum (in form and substance satisfactory in the reasonable opinion of counsel for the Initial Purchasers) so that, as so amended or supplemented, the Final Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, not misleading.

              (c) The Company will advise each Initial Purchaser promptly of any proposal to amend or supplement the Offering Memorandum, will furnish the Initial Purchasers with copies of such amendment or supplement a reasonable amount of time prior thereto, and will not effect any such amendment or supplement to which the Initial Purchasers shall reasonably object. Neither the consent of the Initial Purchasers, nor the Initial Purchaser's delivery of any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

              (d) The Company will endeavor, in cooperation with the Initial Purchasers, to qualify the Securities and the shares of Common Stock issuable upon conversion of the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Initial Purchasers may reasonably designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or which would subject it to taxation where it is not already subject to taxation. In each jurisdiction in which the Securities or such shares of Common Stock issuable upon conversion of the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required in connection with the distribution of the Securities.

              (e) The Company agrees that no future offer and sale of debt securities of the Company of any class will be made if, as a result of the doctrine of "integration" referred to in Rule 502 under the 1933 Act, such offer and sale would render invalid (for the purpose of (i) the sale of the Securities by the Company to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the 1933 Act provided by Section 4(2) thereof or by Rule 144A or by Regulation S thereunder.

              (f) The Company shall take all reasonable action necessary to enable Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc ("Moody's") to provide their respective credit ratings of the Securities.

              (g) The Company agrees that, in order to render the Securities eligible for resale pursuant to Rule 144A under the 1933 Act, while any of the Securities are "restricted securities" within the meaning of the 1933 Act, to make available, upon request, to any holder of Securities or prospective purchasers of Securities the information specified in Rule 144A(d)(4), unless the Company furnishes information to the Commission pursuant to Section 13 or 15(d) of the 1934 Act.

              (h) Until the expiration of three years after the original issuance of the Securities, the Company will not, and will cause its "affiliates" (as such term is defined in Rule 144(a)(1) under the 1933 Act) not to, purchase or agree to purchase or otherwise acquire any Securities which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the 1933 Act), whether as beneficial owner or otherwise (except as agent on behalf of and for the account of customers in the ordinary course of business as a securities broker in unsolicited broker's transactions) unless, immediately upon any such purchase, the Company or any such affiliate shall submit such Securities to the Trustee for cancellation.

              (i) The Company intends to use the net proceeds received by it from the sale of the Securities in the manner specified in the Offering Memorandum under "Use of Proceeds."

              (j) Except pursuant to reservations, agreements, employee benefit plans or the exercise of convertible securities described in the Offering Memorandum, the Company will not, for a period of ninety (90) days from the date hereof, without the prior written consent of Merrill Lynch, directly or indirectly offer to sell, sell, grant any option for the sale of or otherwise dispose of any Common Stock or securities convertible into Common Stock other than the Securities issued to the Initial Purchasers pursuant to this Agreement or Common Stock issued upon conversion of the Securities.

              (k) The Company will use its best efforts to permit the Securities to be designated as PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to the PORTAL Market.

       Section 4. PAYMENT OF EXPENSES. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including
(i) the printing of the Preliminary Offering Memorandum, the Final Offering Memorandum and of each amendment or supplement thereto, (ii) the printing of this Agreement and the Indenture, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Initial Purchasers, (iv) the fees and disbursements of the Company's counsel and accountants, (v) the qualification of the Securities and the shares of Common Stock issuable upon conversion of the Securities under securities laws in accordance with the provisions of Section 3(d), including filing fees and the fee and disbursements of counsel for the Initial Purchasers in connection therewith and in connection with the preparation of the Blue Sky Survey, (vi) any fees of the National Association of Securities Dealers, Inc., (vii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, and (viii) any fees payable in connection with the rating of the Securities.

       If this Agreement is terminated by the Initial Purchasers in accordance with the provisions of Section 5 or Section 10(a)(i) or by its terms in accordance with Section 11 or 12, the Company shall reimburse the Initial Purchasers for all of their actual, accountable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Initial Purchasers.

       Section 5. CONDITIONS OF INITIAL PURCHASERS' OBLIGATIONS. The obligations of the several Initial Purchasers hereunder are subject to the accuracy of the representations and warranties of the Company herein contained, to the performance by the Company of its obligations hereunder, and to the following further conditions:

              (a) At Closing Time the Initial Purchasers shall have received:

                       (1)      The favorable opinion, dated as of Closing
Time, of Wilson, Sonsini, Goodrich & Rosati, counsel for the Company, (or in the case of foreign subsidiaries covered by subparagraph (vii) below, other counsel reasonably satisfactory to counsel for the Initial Purchasers) in form and substance reasonably satisfactory to counsel for the Initial Purchasers, to the effect that:

                                (i)    The Company has been duly incorporated
and is validly existing as a corporation in good standing under the laws of California.

                                (ii)   The Company has corporate power and
authority to own, lease and operate properties and to conduct its business as described in the Offering Memorandum.

                                (iii)  To their knowledge, the Company is duly
qualified as a foreign corporation to transact business and is in good standing in each United States jurisdiction in which such qualification is required, except where the failure so to qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                                (iv)   The authorized, issued and outstanding
capital stock of the Company as of November 30, 1995 is as set forth in the Offering Memorandum under "Capitalization" and "Description of Capital Stock" (except for subsequent issuances, if any, pursuant to reservations, agreements, employee benefit plans or the exercise of convertible securities referred to in the Offering Memorandum), and the shares of issued and outstanding Common Stock have been duly authorized and validly issued and are fully paid and non-assessable.

                                (v)    The shares of Common Stock issuable upon
conversion of the Securities (based on the initial conversion price) have been duly authorized and validly reserved by the Company for issuance upon such conversion and, when issued and delivered upon such conversion in the manner provided in the Indenture, will be validly issued and fully paid and non-assessable.

                                (vi)   The issuance of the Securities and the
shares of Common Stock issuable upon conversion of the Securities is not presently subject to preemptive rights set forth in the Company's charter or bylaws or, to their knowledge, other similar rights.

                                (vii)  Each subsidiary of the Company that is a
"significant subsidiary" within the meaning of Rule 1.01(w) of Regulation S-X (as certified to such counsel and you by the Company) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and, to their knowledge, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure so to qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued, is fully paid and non-assessable and, to their knowledge, is owned by the Company (except for director qualifying shares), directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                                (viii) This Agreement, the Indenture and the
Registration Rights Agreement have been duly authorized, executed and delivered by Company.

                                (ix)   The documents incorporated by reference
in the Offering Memorandum (other than the financial statements and supporting schedules and other financial and statistical data included therein, as to which no opinion need be rendered), when they were filed with the Commission complied, assuming the accuracy and completeness of the information set forth therein, as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.

                                (x)    Assuming the accuracy of the Company's
representations and warranties set forth in subparagraphs (s), (v), (w) and (y) of Section 1, the accuracy of the Initial Purchasers' representations and warranties set forth in subparagraph (d) of Section 2, and compliance with the procedures set forth in Section 6 hereof, and in reliance upon the acknowledgments, representations and agreements made, or deemed to be made, by each purchaser of Notes as set forth in the Offering Memorandum, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers or the initial offer, resale and delivery of the Securities by the Initial Purchasers, in each case, in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the 1933 Act or to qualify the Indenture under the 1939 Act; it being understood that no opinion need be given as to any subsequent offers, sales or deliveries of the Securities.

                                (xi)   The Securities, the Common Stock
issuable upon the conversion of the Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Offering Memorandum, and the form of certificate used to evidence the Common Stock is in due and proper form and complies with all applicable statutory requirements.

                                (xii)  To their knowledge, there are no legal
or governmental proceedings pending or threatened which are required to be disclosed in the Offering Memorandum, other than those disclosed therein, and all pending legal or governmental proceedings of which such counsel is aware, and to which the Company or any of its subsidiaries is a party or to which any of their property is subject which are not described in the Offering Memorandum, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material to the Company and its subsidiaries, considered as one enterprise.

                                (xiii) The information in the Offering
Memorandum under the caption "Description of Capital Stock," to the extent that it constitutes summaries of documents, has been reviewed by them and is correct in all material respects.

                                (xiv)  To their knowledge, there are no
contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be filed or incorporated by reference as exhibits to the documents incorporated by reference in the Offering Memorandum other than those filed or incorporated by reference as exhibits thereto and the descriptions thereof or references thereto are correct in all material respects.

                                (xv)   No authorization, approval, consent or
order of any court or governmental authority or agency is required in connection with the sale of the Securities to the Initial Purchasers or the initial resale by the Initial Purchasers in accordance with this Agreement and the Offering Memorandum, except (i) such as are specified and have been obtained and such as may be required by the securities or Blue Sky laws of the various jurisdictions in connection with the purchase and distribution of the Securities by the Initial Purchasers, (ii) the filing of registration statements(s) and related actions required to be taken by the Company pursuant to the Registration Rights Agreement, and (iii) as may be required with respect to any subsequent offers, sales or deliveries of the Securities; to such counsel's knowledge, except as disclosed in the Offering Memorandum, the execution and delivery of this Agreement, the Indenture or the Registration Rights Agreement by the Company and the consummation of the transactions contemplated herein and therein will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject which has been filed as an exhibit to the documents incorporated by reference into the Offering Memorandum or is required to be filed as an exhibit to the documents incorporated by reference into the Offering Memorandum pursuant to the 1934 Act or the 1934 Act Regulations, nor will such action result in any violation of the provisions of the charter or bylaws of the Company, or any applicable law, or any violation of any administrative or court decree of which they are aware.

                                (xvi)  The form of certificate representing the
Securities is in the form contemplated by the Indenture; the sale and issuance of the Securities have been duly authorized by all necessary corporate action on the part of the Company and, when executed by the Company and authenticated by the Trustee in the manner provided for in the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee) and delivered against payment of the purchase price therefor specified herein, the Securities will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except (a) to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights generally and (ii) general principles of equity, whether such enforcement is considered in a proceeding in equity or at law and (b) that no opinion need be expressed as to the enforceability or effect of Section 5.7 or Section 8.6 of the Indenture and, except as set forth above, will be entitled to the benefits of the Indenture.

                                (xvii) Assuming the due authorization,
execution and delivery thereof by the Initial Purchasers, the Registration Rights Agreement is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (a) to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights generally and (ii) general principles of equity, whether such enforcement is considered in a proceeding in equity or at law, and (b) rights to indemnity and contribution thereunder may be limited by federal or state securities laws or the policies underlying such laws.

                                (xviii)Assuming the due authorization,
execution and delivery thereof by the Trustee, the Indenture is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (a) to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance and other laws of general applicability relating to or affecting creditors' rights generally and (ii) general principles of equity, whether such enforcement is considered in a proceeding in equity or at law and (b) that no opinion need be expressed as to the enforceability or effect of Section 5.7 or Section 8.6 of the Indenture.

                                (xix)  The information in the Offering
Memorandum under the caption "Certain Federal Income Tax Considerations" while not purporting to discuss all possible income tax matters relating to the Securities, to the extent that it constitutes a summary of Federal income tax matters relating to the Securities, is correct in all material respects.

                       (2) The favorable opinion, dated as of Closing Time, of Mayer, Brown & Platt, counsel for the Initial Purchasers, with respect to the matters set forth in subparagraphs (i), (v), (viii), (x), (xi) and (xvi) to
(xix), inclusive of subsection (a)(1) of this Section.

                       (3)  In giving their opinions required by subsections
(a)(1) and (a)(2), respectively, of this Section, Wilson, Sonsini, Goodrich & Rosati and Mayer, Brown & Platt shall each additionally state that nothing has come to their attention that would lead them to believe that the Offering Memorandum (except for financial statements, schedules and other financial or statistical data, as to which counsel need make no statement), at the time the Offering Memorandum was issued, at the time it was supplemented or amended, if applicable, or at Closing Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

       In connection with their opinions required by subsections (a)(1) and
(a)(2), respectively, of this Section, Wilson, Sonsini, Goodrich & Rosati and Mayer, Brown & Platt shall be entitled to rely in respect of matters of fact upon certificates of officers of the Company or its subsidiaries or the transfer agent (with respect to the opinion in subparagraph (iv) regarding the number of shares of outstanding capital stock of the Company) and, in respect of the matters referred to in subparagraphs (iii) and (vii), upon opinions of local counsel, and, in respect to the matters referred to in subparagraphs (xvi),
(xvii) and (xviii), the opinion of Mayer, Brown & Platt referenced in subparagraph (2) above with respect to the validity, binding effect and enforceability of the Securities, the Registration Rights Agreement and the Indenture, provided that in each case such counsel shall state that they believe that you and they are justified in relying upon such certificates and opinions.

              (b) At Closing Time there shall not have been, since the date hereof or since the date as of which information is given in the Offering Memorandum, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Initial Purchasers shall have received a certificate of the President or a Vice President of the Company and of the chief financial officer, chief accounting officer or the treasurer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section l are true and correct with the same force and effect as though expressly made at and as of Closing Time and (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time.

              (c) At the time of the execution of this Agreement, the Initial Purchasers shall have received from KPMG Peat Marwick a letter dated such date, in form and substance satisfactory to the Initial Purchasers, to the effect that
(i) they are independent public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations;
(ii) it is their opinion that the financial statements and supporting schedules included in the Offering Memorandum and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations; (iii) based upon limited procedures set forth in detail in such letter, nothing has come to their attention which causes them to believe that (A) the unaudited financial statements and data and supporting schedules of the Company and its subsidiaries included in the Offering Memorandum do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Offering Memorandum and (B) at a specified date not more than five (5) days prior to the date of this Agreement, there has been any material change in the capital stock of the Company or any material increase in the consolidated long-term debt of the Company and its subsidiaries or any material decrease in consolidated net current assets or net assets as compared with the amounts shown in the November 30, 1995 balance sheet included in the Offering Memorandum or, during the period from December 1, 1995 to a specified date not more than five
(5) days prior to the date of this Agreement, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net sales, net income or net income per share of the Company and its subsidiaries, except in all instances for changes, increases or decreases which the Offering Memorandum disclose have occurred or may occur; and (iv) in addition to the examination referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included in the Offering Memorandum and which are specified by the Initial Purchasers, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

              (d) At Closing Time the Initial Purchasers shall have received from KPMG Peat Marwick a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection
(c) of this Section, except that the specified date referred to shall be a date not more than five (5) days prior to Closing Time.

              (e) At the Closing Time, the Securities shall be rated at least Ba3 by Moody's Investor's Service Inc. and at least BB+ by Standard & Poor's Corporation, and the Company shall have delivered to the Initial Purchasers a letter dated the Closing Time, from each such rating agency, or other evidence satisfactory to the Initial Purchasers confirming that the Securities have such ratings.

              (f) At Closing Time and each Date of Delivery, counsel for the Initial Purchasers shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities and with respect to the shares of Common Stock issuable upon conversion of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Initial Purchasers and counsel for the Initial Purchasers.

              (g) In the event the Initial Purchasers exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company hereunder shall be true and correct as of each Date of Delivery, and, on the relevant Date of Delivery, the Initial Purchasers shall have received:

                       (1) A certificate, dated such Date of Delivery, of officers of the Company reasonably satisfactory to you confirming that the certificate of the officers of the Company delivered at Closing Time pursuant to
Section 5(b) hereof remains true and correct as of such Date of Delivery.

                       (2) The favorable opinion of Wilson, Sonsini, Goodrich & Rosati, in form and substance reasonably satisfactory to your counsel, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(a)(1) hereof.

                       (3) The favorable opinion of your counsel, Mayer, Brown & Platt, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(a)(2) hereof.

                       (4) A letter from KPMG Peat Marwick, in form and substance satisfactory to you and dated such Date of Delivery, substantially the same in scope and substance as the letter furnished to you pursuant to Section 5(d) hereof, except that the specified date in the letter furnished pursuant to this Section 5(g) shall be a date not more than five days prior to such Date of Delivery.


       If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Initial Purchasers by notice to the Company at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4.

       Section 6.  SUBSEQUENT OFFERS AND RESALES OF THE SECURITIES.

              (a) Each of the Initial Purchasers and the Company hereby establish and agree to observe the following procedures in connection with the offer and sale by the Initial Purchasers of the Securities.

                                (i)    Offers and sales of the Securities will
be made by the Initial Purchasers only to (A) institutional investors that are reasonably believed to qualify as Accredited Investors within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the 1933 Act (each such institutional investor being hereinafter referred to as an "Institutional Accredited Investor") that agree in writing to comply with the transfer restrictions and other conditions set forth in the Offering Memorandum under the caption "Transfer Restrictions", or (B) in the case of Securities resold or otherwise transferred pursuant to Rule 144A, to institutional investors that are reasonably believed to qualify as Qualified Institutional Buyers or (C) to non-U.S. persons in offshore transactions in reliance upon Regulation S under the 1933 Act.

                                (ii)   The Securities will be offered by the
Initial Purchasers only by approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising (within the meaning of Rule 502(c) under the 1933 Act) will be used in connection with the offering of the Securities.

                                (iii)  Until the completion of the placement of
the Securities by the Initial Purchasers, the transfer restrictions and the other provisions set forth in Section 2.5 of the Indenture, including the legend required thereby, shall apply to the Securities except as otherwise agreed by the Company and the Initial Purchasers. Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Company for any losses, damages or liabilities suffered or incurred by the Company, including any losses, damages or liabilities under the 1933 Act, arising from or relating to any subsequent resale or transfer of any Security.

                                (iv)   Each Initial Purchaser will deliver at
or prior to sale to each purchaser of the Securities from such Initial Purchaser, in connection with its original distribution of the Securities, a copy of the Offering Memorandum, as amended and supplemented at the date of such delivery.

                                (v)    In connection with the original
distribution of the Securities, the Company agrees that, prior to any offer or resale of the Securities by the Initial Purchasers, the Initial Purchasers and counsel for the Initial Purchasers shall have the right to make reasonable inquiries into the business of the Company and its subsidiaries. The Company also agrees to provide answers to each prospective Subsequent Purchaser of Securities who so requests concerning the Company and its subsidiaries (to the extent that such information is available or can be acquired and made available to prospective Subsequent Purchasers without unreasonable effort or expense and to the extent the provision thereof is not prohibited by applicable law) and the terms and conditions of the offering of the Securities, as provided in the Offering Memorandum.

                                (vi)   The Initial Purchasers will notify the
Company in writing of the completion of the placement of the Securities by them.

              (b) Each Initial Purchaser understands that the Securities have not been and will not be registered under the 1933 Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the 1933 Act or pursuant to an exemption from the registration requirements of the 1933 Act. Each Initial Purchaser represents and agrees, that, except as permitted by this Section 6(b) as set forth below, it has offered and sold Securities and will offer and sell Securities (i) as part of their distribution at any time and (ii) otherwise until forty days after the later of the date upon which the offering of the Securities commences and the Closing Time, only in accordance with Rule 903 of Regulation S or Rule 144A under the 1933 Act. Accordingly, neither the Initial Purchasers, their affiliates nor any persons acting on their behalf have engaged or will engage in any directed selling efforts with respect to Securities, and the Initial Purchasers, their affiliates and any person acting on their behalf have complied and will comply with the offering restriction requirements of Regulation S. Each Initial Purchaser agrees that, at or prior to confirmation of a sale of Securities (other than a sale of Securities pursuant to Rule 144A), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it or through it during the restricted period a confirmation or notice to substantially the following effect:

              "The Securities covered hereby have not been registered under the United States Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to or for the account or benefit of U.S. persons (i) as part of their distribution at any time and (ii) otherwise until forty days after the later of the date upon which the offering of the Securities commenced and the date of closing, except in either case in accordance with Regulation S or Rule 144A under the Securities Act. Terms used above have the meaning given to them by Regulation S."

Terms used in the above paragraph have the meanings given to them by Regulations S.

Each Initial Purchaser severally represents and agrees that it has not entered and will not enter into any contractual arrangements with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company.

       Section 7.  INDEMNIFICATION.

              (a) The Company agrees to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                       (1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of material fact contained in any Preliminary Offering Memorandum or the Final Offering Memorandum (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                       (2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with written consent of the Company; and

                       (3) against any and all expense whatsoever, as incurred (including, subject to Section 7(c) hereof, the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (1) or (2) above;

PROVIDED, HOWEVER, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser expressly for use in the Offering Memorandum (or any amendment or supplement thereto).

       The foregoing indemnity with respect to any untrue statement contained in or omission from a Preliminary Offering Memorandum shall not inure to the benefit of any Initial Purchaser (or any person controlling such Initial Purchaser) from whom the person asserting any such loss, liability, claim, damage or expense purchased any of the Securities which are the subject thereof, if the Company shall sustain the burden of proving that such person was not sent or given a copy of the Final Offering Memorandum (or the Final Offering Memorandum as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person and the untrue statement contained in or omission from such Preliminary Offering Memorandum was corrected in the Final Offering Memorandum (or the Final Offering Memorandum as amended or supplemented).

              (b) Each Initial Purchaser agrees to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of either Section 15 of the 1933 Act or
Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Offering Memorandum (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser expressly for use in the Offering Memorandum (or any amendment or supplement thereto).

              (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to one local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

       Section 8. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 7 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Initial Purchasers shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and the Initial Purchasers, as incurred, in such proportions that the Initial Purchasers are responsible for that portion represented by the percentage that the difference between the purchase price to be paid by the Initial Purchasers and the initial offering price of the Securities bears to the initial offering price of the Securities and the Company is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls an Initial Purchaser within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser, and each director of the Company, each officer of the Company, and each person, if any, who controls the Company within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Initial Purchasers' respective obligations to contribute pursuant to this Section 8 are several in proportion to the principal amount of Securities set forth opposite their respective names in Schedule A hereto and not joint.

       Section 9. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Initial Purchasers.

       Section 10.  TERMINATION OF AGREEMENT.

       (a) The Initial Purchasers may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or other calamity or crisis, the effect of which is such as to make it, in the judgment of the Initial Purchasers, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in the Common Stock has been suspended by the Commission or the New York Stock Exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either federal, New York or California authorities, or (iv) if any downgrading shall have occurred in the rating accorded the Securities or any other debt securities of the Company by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the 1933 Act Regulations, or any such organization shall have announced publicly that it has under surveillance or review, with possible negative implications, its rating accorded the Securities or any other debt securities of the Company.

              (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 and provided further that Sections 7 and 8 hereof shall survive such termination.

       Section 11. DEFAULT BY THE COMPANY. If the Company shall fail at Closing Time to sell and deliver the number of Securities which it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any non-defaulting party. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

       Section 12. DEFAULT BY INITIAL PURCHASERS. If one or more of the Initial Purchasers shall fail at the Closing Time to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the non-defaulting Initial Purchasers shall have the right, but not the obligation, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Initial Purchasers, or any other Initial Purchasers, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the non-defaulting Initial Purchasers shall not have completed such arrangements within such 24-hour period, then this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser.

       No action pursuant to this Section shall relieve any defaulting Initial Purchaser from liability in respect of its default.

       In the event of any such default which does not result in a termination of this Agreement, either the non-defaulting Initial Purchasers or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Offering Memorandum or in any other documents or arrangements. As used herein, the term "Initial Purchaser" includes any person substituted for an Initial Purchaser under this
Section 12.

       Section 13. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be directed to them c/o Merrill Lynch at 101 California Street, Suite 120, San Francisco, California 91111, attention of D. Casey Safreno, Managing Director; and notices to the Company shall be directed to it at 777 Gibraltar Drive, Milpitas, California 95035, attention of Susan Wang, Senior Vice President and Chief Financial Officer.

       Section 14. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors, heirs and legal representatives, and the controlling persons and officers and directors referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof is intended to be for the sole and exclusive benefit of the Initial Purchasers and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from the Initial Purchasers shall be deemed to be a successor by reason merely of such purchase.

       Section 15. GOVERNING LAW AND TIME. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State.

       If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Initial Purchasers and the Company in accordance with its terms.

                                        Very truly yours,

                                        SOLECTRON CORPORATION


                                        By:
                                           -------------------------------------
                                              Name:
                                              Title:

Confirmed and Accepted,
as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
MORGAN STANLEY & CO. INCORPORATED
HAMBRECHT & QUIST LLC


By:  MERRILL LYNCH, PIERCE, FENNER & SMITH,
                 INCORPORATED


By:
   -------------------------------------
       Authorized Signatory

                                      SCHEDULE A


                                                                       Principal
                                                                       Amount of
               Name of Initial Purchaser                              Securities
               -------------------------                              ----------

Merrill Lynch, Pierce, Fenner & Smith
            Incorporated.......................................     $100,000,000
Morgan Stanley & Co. Incorporated.................................    60,000,000
Hambrecht & Quist LLC.............................................    40,000,000
                                                                    ------------

Total.............................................................  $200,000,000
                                                                    ------------
                                                                    ------------


                                      SCHEDULE B


       1. The initial offering price of the Securities shall be 100% of the principal amount thereof, plus accrued interest, if any, from the date of issuance.

       2. The purchase price to be paid by the Initial Purchasers for the Securities shall be 97.5% of the principal amount thereof.

       3.     The interest rate on the Securities shall be 6% per annum.

       4. The initial conversion price of the Securities shall be $67.61 per share.

       5. The Securities shall not be redeemable at the option of the Company prior to March 3, 1999. Thereafter, the Securities may be redeemed at the option of the Company at the following redemption prices, expressed as a percentage of the original principal amount of the Securities. If redeemed during the 12-month period beginning March 1:


               YEAR                        REDEMPTION PRICE
               ----                        ----------------
               1999                         104.20%
               2000                         103.60
               2001                         103.00
               2002                         102.40
               2003                         101.80
               2004                         101.20
               2005                         100.60



                                         B-1